Exhibit 10.2

AMENDMENT NO. 2 TO FIVE-YEAR SENIOR CREDIT AGREEMENT
(FIRE & SAFETY AND ENGINEERED PRODUCTS BUSINESS)

AMENDMENT NO. 2 TO FIVE-YEAR SENIOR CREDIT AGREEMENT (FIRE & SAFETY AND ENGINEERED PRODUCTS BUSINESS) (this “Amendment”), dated as of June 25, 2008, among TYCO INTERNATIONAL LTD., a Bermuda company (the “Guarantor”), TYCO INTERNATIONAL FINANCE S.A., a Luxembourg company (the “Borrower”), each Person executing this Amendment as a Lender and CITIBANK, N.A., as Administrative Agent.

PRELIMINARY STATEMENTS

(1)           The Borrower, the Guarantor, the Lenders and the Administrative Agent are parties to the Five-Year Senior Credit Agreement, dated as of April 25, 2007 (as amended, supplemented and otherwise modified through the date hereof, the “Credit Agreement”).

(2)           The Borrower, the Guarantor, the Lenders party hereto and the Administrative Agent desire to amend the Credit Agreement in certain respects.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01.        Defined Terms.  Capitalized terms used but not defined in this Amendment shall have the meaning set forth in the Credit Agreement.

Section 1.02.        Rules of Construction.  The rules of construction set forth in Section 1.03 of the Credit Agreement shall apply to this Amendment as if fully set forth herein.

ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT

Section 2.01.        Amendment to Article I of the Credit Agreement.

(a)           Section 1.01 of the Credit Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order:

“‘Three-Year Credit Agreement’ means that certain Three-Year Senior Unsecured Credit Agreement dated as of June 24, 2008, among the Borrower, the Guarantor, the lenders party thereto and Citibank, N.A., as Administrative Agent, as the same may be amended, supplemented or otherwise modified from time to time.”

(b)           The definition of “Material Debt” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“‘Material Debt’ means Debt (other than Loans or other Debt under this Agreement) of any one or more of the Guarantor and its Subsidiaries in an aggregate principal amount exceeding $100,000,000.”

Section 2.02.        Amendments to Section 5.10 of the Credit Agreement.

(a)           The introductory paragraph to Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 5.10       Limitation on Restrictions on Subsidiary Dividends and Other Distributions.  The Guarantor will not, and will not permit any Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any Subsidiary, other than the Borrower, to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits, owned by the Guarantor or any Subsidiary, or pay any Debt owed by any Subsidiary to the Guarantor or any Subsidiary that is a direct or indirect parent of such former Subsidiary, (b) make loans or advances to the Guarantor or any Subsidiary that is a direct or indirect parent of such former Subsidiary or (c) transfer any of its properties or assets to the Guarantor or any such Subsidiary that is a direct or indirect parent of such former Subsidiary (or, solely in the case of clause (xii) hereof, any other Consolidated Person in respect of such Nonrecourse Debt), except for such encumbrances or restrictions existing under or by reason of:

(b)           Subclause (ii) of Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(ii)         this Agreement, the Three-Year Credit Agreement and any other agreement or instrument governing Debt containing only such encumbrances and/or restrictions that are on terms substantially similar in all material respects to, and in no event more restrictive than, any such encumbrances and/or restrictions under this Agreement,”

(c)           Subclause (xi) of Section 5.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(xi)         provisions governing Preferred Stock issued by a Subsidiary or Debt issued or incurred by a Subsidiary that is owed to the Guarantor or another Subsidiary,”

Section 2.03.        Amendment to Section 10.01 of the Credit Agreement.  Section 10.01(a)(i) of the Credit Agreement is hereby amended by deleting the notice information for Tyco International Finance S.A. set forth therein and replacing it with the following:

Tyco International Finance S.A.
29 Avenue de la Porte Neuve

L2227 Luxembourg
Attn:  Enrica Maccarini

Tel: +352 266 378 1

Fax: +352 266 378 91

email: emaccarini@tyco.com

Section 2.04.        Amendment to Section 10.02(b) of the Credit Agreement.  Section 10.02(b) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

“Notwithstanding the foregoing provisions of this Section 10.02(b), to the extent that the Borrower or any of its Affiliates shall have acquired Commitments or Loans, the consent of the Borrower or any of its Affiliates (solely in its capacity as a Lender) otherwise required under this Section 10.02(b) for any waiver, amendment or modification shall not be required.”

Section 2.05.        Amendment to Section 10.04(b)(ii) of the Credit Agreement.  Section 10.04(b)(ii) of the Credit Agreement is hereby amended by inserting a new subclause (D) immediately after subclause (C) to read as follows:

“(D)        in the case of a proposed assignment to a non-U.S. Affiliate of a Lender or a non-U.S. Approved Fund, for which the Borrower’s consent is not required, the assigning Lender shall provide three Business Days’ written notice to the Borrower of such proposed assignment.”

Section 2.06.        Amendment to Section 10.04(c) of the Credit Agreement.  Section 10.04(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c)         (i)            Any Lender may, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person or the Borrower or any of the Borrower’s Affiliates or subsidiaries) (each a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant.  Subject to paragraph (d) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 9.03, 9.04 and 9.05 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section (except that, although the selling Lender shall have a direct claim against the Borrower for amounts arising under such Sections in respect of the Participant’s interest (calculated as if the Participant held such interest directly), the Participant shall have no direct claim against the Borrower pursuant to such Sections).  To the extent permitted by law, each Lender shall be entitled to exercise rights under Section 10.08 with respect to deposits held by or obligations owing by any Participant in such Lender’s Loans or Commitments, provided that, for the avoidance of doubt, such exercise shall be subject to the obligations of such Lender under Section 2.13(c).  For the avoidance of doubt, no Participant shall have any contractual claim against the Borrower, and the Borrower shall have no obligation to any Participant, under this Agreement or the other Loan Documents. Furthermore, no Lender shall be treated under this Agreement as an agent of any Participant with respect to any obligations of the Borrower to such Lender under this Agreement or the other Loan Documents.”

Section 2.07.        Amendments to Section 10.14 of the Credit Agreement.

(a)           Subclause (a) of Section 10.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) to their and their Affiliates’ directors, officers, managers, administrators, trustees, partners, advisors, employees and agents whom they determine need to know such Information in connection with matters relating directly to this Agreement, the other Loan Documents and the Transactions, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential and the Administrative Agent or the applicable Lenders shall be responsible for breach of this Section by any such Person to whom it disclosed such Information),”

(b)           Subclause (f) of Section 10.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(f) subject to an agreement in writing to be bound by the provisions of this Section (and of which the Guarantor shall be a third party beneficiary) or in the case of a repurchase arrangement (“repo transaction”) subject to an arrangement to be bound by provisions at least as restrictive as this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or any other Loan Document or (ii) any actual or prospective counterparty (or its managers, administrators, trustees, partners, directors, officers, employees, agents, advisors and other representatives) to any swap or derivative or similar transaction under which payments are made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (iii) any rating agency or (iv) the CUSIP Service Bureau or any similar organization,”

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.01.        Representations and Warranties.

(a)           Each Obligor represents and warrants to the Administrative Agent and each Lender that this Amendment has been duly authorized, executed and delivered by each Obligor and constitutes the legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)           Each Obligor represents and warrants to the Administrative Agent and each Lender that, as of the Amendment Effective Date (as defined below), and after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement (other than Section 3.04, Section 3.05(a)(i) or (b) or Section 3.09) or any other Loan Document or which are contained in any certificate or notice delivered at any time by any Obligor under or in connection herewith or therewith are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

Section 3.02.        No Default.  Each of the Obligors represents and warrants to the Administrative Agent and each Lender that as of the Amendment Effective Date, and after giving effect to this Amendment, no Default has occurred and is continuing.

ARTICLE IV
EFFECTIVENESS

Section 4.01.        Conditions to Effectiveness.  This Amendment will become effective on and as of the first date (the “Amendment Effective Date”) on which all of the following conditions precedent shall have been first satisfied (unless waived by the Required Lenders):

(a)           The Administrative Agent (or its counsel) shall have received this Amendment, duly executed and delivered by the Borrower, the Guarantor, the Administrative Agent and each of the Required Lenders.

(b)           As of the Amendment Effective Date, and after giving effect to this Amendment, the representations and warranties set forth in Section 3.01 of this Amendment are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.

(c)           As of the Amendment Effective Date, and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 4.02.        References to Agreement.  The Credit Agreement and this Amendment shall be read, taken and construed as one and the same instrument from and after the Amendment Effective Date.  Any references in the Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import, and each reference in any other document executed in connection with the Credit Agreement (including, without limitation, the Notes), to “the Agreement”, “thereunder”, “therein” or words of like import, shall, from and after the Amendment Effective Date, mean and be a reference to the Credit Agreement as amended hereby.

Section 4.03.        Continued Effectiveness; Ratification of Loan Documents.  The Credit Agreement and the other Loan Documents, each as modified by this Amendment, are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.

ARTICLE V
MISCELLANEOUS

Section 5.01.        Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or any electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 5.02.        Fees, Costs and Expenses.  The Borrower agrees to pay all reasonable out of pocket expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof and thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

Section 5.03.        Loan Document.  This Amendment shall be deemed to be a Loan Document.

Section 5.04.        Binding Effect.  Upon the Amendment Effective Date, this Amendment shall be binding upon and inure to the benefit of the Borrower, the Lenders and the Administrative Agent and, in each case, their respective successors and assigns.

Section 5.05.        Governing Law.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

[Remainder of page intentionally left blank]

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TYCO INTERNATIONAL FINANCE S.A.

By	/s/ ENRICA MACCARINI
Name: Enrica Maccarini
Title: Managing Director

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

TYCO INTERNATIONAL LTD.

By	/s/ CHRISTOPHER J. COUGHLIN
Name: Christopher J. Coughlin
Title: EVP & CFO

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

CITIBANK, N.A., as a Lender and as Administrative Agent

By	/s/ KEVIN A. EGE
Name: Kevin A. Ege
Title: Vice President

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

BANK OF AMERICA, N.A.

By	/s/ EDWIN B. COX, JR.
Name: Edwin B. Cox, Jr.
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

DEUTSCHE BANK AG NEW YORK BRANCH

By	/s/ MING K. CHU
Name: Ming K. Chu
Title: Vice President

By	/s/ HEIDI SANDQUIST
Name: Heidi Sandquist
Title: Vice President

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

UBS LOAN FINANCE LLC

By	/s/ IRJA R. OTSA
Name: Irja R. Otsa
Title: Associate Director

By	/s/ MARY E. EVANS
Name: Mary E. Evans
Title: Associate Director

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

BARCLAYS BANK PLC

By	/s/ ALICIA BORYS
Name: Alicia Borys
Title: Manager

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

BNP PARIBAS

By	/s/ RICHARD PACE
Name: Richard Pace
Title: Managing Director

By	/s/ MELISSA BALLEY
Name: Melissa Balley
Title: Vice President

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

JPMORGAN CHASE BANK, N.A.

By	/s/ ANTHONY WHITE
Name: Anthony White
Title: Vice President

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

MORGAN STANLEY SENIOR FUNDING, INC.

By	/s/ Janine Haas
Name: Janine Haas
Title: Vice President

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

WILLIAM STREET COMMITMENT CORPORATION

By	/s/ Mark Walton
Name: Mark Walton
Title: Assistant Vice President

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

LEHMAN BROTHERS BANK, FSB

By	/s/ JANINE M. SHUGAN
Name: Janine M. Shugan
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

ING CAPITAL LLC

By	/s/ EMMA CONDON
Name: Emma Condon
Title: Vice President

By	/s/ AIDAN NEILL
Name: Aidan Neill
Title: Vice President

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

MELLON BANK, N.A.

By	/s/ DANIEL J. LENCKOS
Name: Daniel J. Lenckos
Title: First Vice President

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

MIZUHO CORPORATE BANK, LTD.

By	/s/ ROBERT GALLAGHER
Name: Robert Gallagher
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

THE BANK OF NOVA SCOTIA

By	/s/ TODD MELLER
Name: Todd Meller
Title: Managing Director

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

WESTPAC BANKING CORPORATION

By	/s/ BRADLEY SCAMMELL
Name: Bradley Scammell
Title: Head of Corporate and Institutional
Banking, Americas

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By	/s/ Damodar Menon
Name: Damodar Menon
Title: Director

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

INTESA SANPAOLO S.P.A., NEW YORK BRANCH (AS SUCCESSOR TO SANPAOLO IMI S.P.A.)

By	/s/ LUCA SACCHI
Name: Luca Sacchi
Title: VP

By	/s/ FRANCESCO DI MARIO
Name: Francesco Di Mario
Title: FVP, Credit Manager

[Signature Page to Amendment No. 2 to Five-Year Senior Credit Agreement

(Fire & Safety and Engineered Products)]

THE NORTHERN TRUST COMPANY

By	/s/ PETER J. HALLAN
Name: Peter J. Hallan
Title: Vice President